信托声明书

鉴于下述表格中列明的受益方(以下简称受益方) (包括他的权利继承人)经审定并授权受托方以受托方的名义注册或持有公司股份或股票 (简称公司,该公司明细在下表中列明), 对此,受托方作出如下声明:

1. 以受托方名义注册和持有公司股权的所有权属于受益方而非受托方,受托方代替受益方持有上述股份或股票。

2. 受托方同意所持有的上述股份或者股票产生的全部股息和股利属于受益方,并且同意:
   (i) 通过受益方指定的方式处理上述股份或者股票以及全部股息和股利;
   (ii) 在受益方要求并出资的前提下,使受益方有权不时派代表参加公司大会并在会上行使投票权; 并且
   (iii) 除非按照受益方指定的方式,否则受托方不能凭所持有的股份或者股票数量行使投票权;或者在没有受益方指示的情况下,受托方应保证所行使的权利保证了受益方的最大利益。

双方明细资料

受托方	受益方
姓名: 王峥 地址: 北京市海淀区西四环 9 号 2106T2 详情: 中国公民	名称: China Wi-Max 通信有限公司 地址: 美国科罗拉多州丹佛市谢耳曼街 1905 号丹佛大厦 335 室 详情: 依照美国内华达法律成立的公司
公司: 北京高达阳光通信技术有限公司	

股票明细:

受托方作为北京高达阳光通信技术有限公司唯一股东，为收益方持有北京高达阳光通信技术有限公司所有股份，依照委托方（收益方）指示行事。

为昭信守，受托方特此签字盖章.

受托方(签字):

DECLARATION OF TRUST

WHEREAS the Beneficiary (including his successors in title and assignees) specified in the Schedule herebelow written (hereinafter called the Beneficiary) has authorized and requested the undersigned to register and hold in the name of the undersigned share or shares in the Company (hereinafter called "the Company" specified in the said Schedule, NOW THE UNDERSIGNED HEREBY DECLARES as follows:

1. That the share or shares now standing in the books of the Company registered in the name of the undersigned does/do not belong to the undersigned but to the Beneficiary and that the undersigned holds the said share or shares as nominee for the Beneficiary.

2. That the undersigned further holds the said share or shares and all dividends and interest accrue upon the same UPON TRUST for the Beneficiary and agrees:

   (I) to transfer pay and deal with the said share or shares and all dividends and interest payable in respect of the same in such manner as the Beneficiary shall from time to time direct;

   (ii) at the request and cost of the Beneficiary to execute such proxies as the Beneficiary may from time to time require to enable the Beneficiary or his nominee to attend and vote at any general meeting of the Company; and

   (iii) not to exercise the voting power of the undersigned in respect of the share or shares otherwise than in accordance with the direction of the Beneficiary or in the absence of such direction in what the undersigned believes to be in the best interest of the Beneficiary.

THE SCHEDULE HEREINBEFORE REFERRED TO PARTICULARS OF PARTIES

THE NOMINEE	THE BENEFICIARY
NAME: Wang zheng ADDRESS: 9 West Forth Ring Rd, Room 2106T2, HaiDian District, Beijing DESCRIPTION: A Chinese Citizen	NAME: China Wi-Max Communications Inc., ADDRESS: Denver Tower, 1905 Sherman street, Suite 335, Denver, Colorado80203 DESCRIPTION: a company registered under the law of the Nevada
THE COMPANY: Beijing Gao Da Yang Guang Communication Technology Ltd.,	

PARTICULARS OF SHARES

The undersigned, as the exclusive shareholder of the company, now holds all the shares of the Company on behalf of the Beneficiary and shall act under the instruction of the Beneficiary.

IN WITNESS whereof the undersigned has caused this Trust to be duly signed.

SIGNED by Wang Zheng

Signature: Wangzheng